UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 15, 2021

(Date of earliest event reported)

Oculus VisionTech Inc.
(Exact Name of Registrant as Specified in Charter)

Wyoming (State or other jurisdiction of incorporation)	0-29651 (Commission File Number)	06-1576391 (IRS Employer Identification No.)

#507 – 837 West Hastings Street Vancouver, British Columbia Canada (Address of principal executive offices)	V6C 3N6 (Zip Code)

(604) 685-1017
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common
Common stock - no par value	OVTZ	Over The Counter Bulletin Board
Preferred stock - no par value	N/A	N/A
Common stock - no par value	OVT	TSX Venture Exchange
Common stock - no par value	USF1	Frankfurt Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 15, 2021, the Company issued a press release reporting the upcoming launch of ComplyScanTM , a cloud-backup compliance reporting product. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference into this Item 7.01.

Information Furnished

The information furnished herewith pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any filing under the Securities Act, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Exhibits.

The following exhibits are furnished herewith:

Exhibit No	Description
99.1	Press Release dated June 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS VISIONTECH INC.

DATE: June 15, 2021	By:	/s/ Anton J. Drescher
Anton J. Drescher Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release dated June 15, 2021